Vontobel Fund Distributors
a division of First Dominion Capital Corp.
member firm NASD 1500 Forest Avenue, Suite 223
Richmond, Virginia 23229
Telephone (800) 527-9500

                                   Semi-annual
                                    Report to
                                  Shareholders
                                  June 30, 2002


                               Vontobel U.S. Value
                                      Fund
                             Vontobel International
                                   Equity Fund
                            Vontobel Eastern European
                                   Equity Fund






                                    Series of
                              Vontobel Funds, Inc.
                                 (the "Company")
                                   A "Series"
                                   Investment
                                     Company

VONTOBEL U.S. VALUE FUND
SEMI ANNUAL REPORT 2002
-------------------------------------------------------------------------------
Dear Shareholders:

     Relative to the bubble years of the late nineties, the US equity market is becoming more rational and realistic every day. For the time being, this increasing rationality is coming at the expense of investors' psyches and wallets, but the general cathartic cleansing of the financial system we are currently undergoing will one day lay the groundwork for greater transparency, trustworthiness and a more solid financial foundation from which to embark on our investment journey going forward.

     We at Vontobel do not fear today's environment, we welcome it. Although we are by no means flawless in our analysis, we have always tried to be as discriminating as we could in picking only those select companies that were indeed "real"--those that had solid balance sheets, could generate free cash flow, had business models that were simple and understandable and that could be perpetuated over a number of years into the future. One of our greatest guardians against the huge destruction of shareholder wealth that has been the result of dishonesty, financial manipulation or just plain stupidity, has been our strong emphasis on owning only those companies with a high degree of insider ownership and/or a long, demonstrated history of shareholder orientation. If their stock prices go up, these managements make money, and so do we. They are in it for the long run, and so are we. Having spent years with the managements of many of the companies in our portfolio, we can tell you categorically that the culture of a "Mercury General" is the antithesis of that of an "Enron" or a "Tyco". These people are for real, their businesses are real and enduring, and the proof of their shareholder orientation is in the history books.

     Legendary investor Peter Lynch was right: in the long run, stock prices do follow the underlying fundamentals of the basic business. Hence, our focus in the Vontobel US Value Fund has always been to buy superior businesses at attractive prices and simply staying with this discipline even when it was unfashionable in the heady party days of the late nineties, has enabled us to appreciate 42.43 percent in absolute terms since January 1, 2000 while the market has declined 28.71 percent. The pessimistic and confusing environment that exists today has the potential to spawn some very appealing investment returns going forward and, we have been very active buyers of late and are effectively 100 percent invested now.

     The recent market malaise and steady degradation of share prices in the second quarter has enabled us to become fully invested. Yes, we are finding values, and we have not hesitated to act. Beyond the new equities purchased during the first half of the year, we took advantage of the market malaise to add to existing positions.

     With the consensus today being that the overall US equity market might only offer single-digit returns for a number of years and investors who have been burnt by the deflated technology bubble now looking to diversify into bonds, overseas, or just hunker down and enjoy their escalating home prices, we feel very good about the return potential of the Vontobel US Value Fund. The Fund looks nothing like the US equity market so there is no reason to believe that its potential return should be limited to that of the broad market averages. We own only 25 of the best businesses we can find at the most attractive prices, and the aggregate potential return of the portfolio, if anything, has been recently enhanced because we've had the chance lately to pick up more stocks on the cheap in today's pessimistic environment. It has been a stock picker's environment ever since the bubble burst in March 2000, and the divergent returns between our portfolio and the market since that time reflect that. We are optimistic, and we are having fun.

     The Vontobel US Value Fund appreciated 2.3 percent for the first half of 2002, while the S&P 500 declined 13.2 percent. Moreover, the Fund has substantially beaten the benchmark over 1, 3, 5 and 10- year periods:

                                    Vontobel
                                       (net)    S&P 500
                   1-Year              1.98      -17.98
                   3-Year              6.63       -9.17
                   5-Year             10.54        3.67
                   10-Year            14.30       11.42

Edwin Walczak, Fund Manager
June 2002

VONTOBEL U.S. VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

Number of
Shares            Security Description                          Market Value
----------        --------------------------                    ------------

                  Common Stock:    100.00%

                  Banking:    10.74%
       32,500     Corus Bankshares, Inc.                   $      1,492,366
       41,500     Golden West Financial Services                  2,854,370
       34,600     State Street Corp.                              1,546,620
       35,000     Wells Fargo & Company                           1,752,100
                                                                  ---------
                                                                  7,645,456

                  Computer Systems:     2.52%
       48,300     Electronic Data Systems Corp.                   1,794,345
                                                                  ---------

                  Diversified Financial Services:    14.90%
       73,724     Fannie Mae                                      5,437,145
       84,400     Freddie Mac                                     5,165,280
                                                                  ---------
                                                                 10,602,425

                  Food-Retail:     4.03%
       17,300     Hershey Foods Corp.                             1,081,250
       61,300     Safeway, Inc.                                   1,789,347
                                                                  ---------
                                                                  2,870,597

                  Insurance-Diversified:     5.85%
       61,000     American International Group                    4,162,030
                                                                  ---------

                  Metal Fabrication/Hardware:    2.10%
       75,400     Watts Industries "A"                            1,496,690
                                                                  ---------

                  Life & Health Insurance:    2.30%
       42,900     Torchmark Corp.                                 1,638,780
                                                                  ---------

                  Media:    7.33%
       33,400     Gannett Co., Inc.                               2,535,060
       42,600     Knight-Ridder, Inc.                             2,681,670
                                                                  ---------
                                                                  5,216,730

                  Multiline Insurance:    21.78%
          135     Berkshire Hathaway, Inc.  "A"*                  9,018,000
       32,900     Markel Corp.*                                   6,481,300
                                                                  ---------
                                                                 15,499,300

                  Property/Casualty Insurance:    22.98%
       69,600     ACE, Ltd.                                       2,199,360
       81,400     The Chubb Corp.                                 5,763,120
       103,950    Cincinnati Financial Corp.                      4,836,794
       52,300     IPC Holdings, Ltd.                              1,597,242
       62,225     Old Republic International Corp.                1,960,088
                                                                  ---------
                                                                 16,356,604

                  Retail:    2.58%
       93,800     TJX Companies, Inc.                             1,839,418
                                                                  ---------

                  Specialty Insurance:    2.87%
       42,100     Mercury General Corp.                           2,041,850
                                                                  ---------


                  Total Investments:
                  (Cost: $61,374,535)**            100.42%      $71,164,225
                  Other assets, net                 (0.42%)        (294,663)
                                                 ---------      -----------
                  Net Assets                       100.00%      $70,869,562
                                                 =========      ===========

 * Non-income producing
**Cost for Federal income tax purposes is $61,374,535 and net unrealized appreciation consists of:

                  Gross unrealized appreciation                 $11,092,253
                  Gross unrealized depreciation                  (1,302,563)
                                                                ------------
                  Net unrealized appreciation                    $9,789,690



See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
SEMI ANNUAL REPORT 2002
-------------------------------------------------------------------------------

Dear Shareholders:

     Following the recent spate of corporate malfeasance and accounting scandals that have roiled US financial markets and in the wake of a sustained bull market, history tells us that the current turmoil is not unusual. Nevertheless, tumult is the last thing we needed to rock an already profusely leaking boat. The drama that has unfolded in the US is a repeat of what we witnessed in Japan and in emerging markets in the nineties - and on our shores in the early thirties and mid -seventies. The good news is that such episodes have always laid the foundation for enhanced transparency and improvements in corporate governance. In Europe, increased transparency has generally meant more accurate reporting of profitability and further erosion of the traditional practice of understatement. The exception was the "new economy" sector of the market, where companies routinely overstated profitability.

     Our investable universe continues to shrink; we have become even more discriminating and with fewer businesses that we really trust. Businesses comprising our investment universe all seem to have been around for quite a while and tend to be simpler and more understandable. They have enriched their shareholders for years, and we believe they can continue to do so well into the future. They generate high returns on assets and carry little or no debt on their balance sheets to fund their operations. They are companies that enjoy a defensible and more durable competitive advantage. In other words, our preference is to own deep franchises.

     Increasingly, we are finding bargains in Asia (ex-Japan); the area in which we increased our portfolio holdings in the past six months. We have discovered some of the most exciting businesses with the qualities we crave; high return on assets and free cash-flow generating machines. For example, Lotte Confectionery in Korea has more than a 40 percent market share in chewing gum and ice creams. Its stock sells for 8x earnings and will grow at a 12 percent plus rate. During the last ten years, it has grown earnings on the average at more than 15 percent annually. Organic volume growth is around 75 percent. The stock sells for 8x earnings. Another name that exemplifies our focus is Amore Pacific, the largest cosmetics company in the region. It is growing at a 15 percent plus rate ( 20 percent for the last three years, to be precise). Return on equity exceeds 20 percent, and operating margins are nearly 179 percent. Pacific's management has been able to achieve annual rates of return on reinvested earnings of more than 15 percent. The most important factor is that these businesses have high insider ownership and are buying back stock.


     Far Eastern names offer us a bounty of what we like in a company, in stark contrast to their continental European peers. The UK is the exception, as it offers us some bright spots of new investment ideas. We do not own any stocks which do not pay annual dividends. This is by default rather than design, since as our investment discipline causes us to gravitate towards mature businesses that do not need the free cash they generate. It is truly distributable cash, which management can use at its discretion either to buy back stock, pay dividends, pay down debt, or reinvest it in the business -- provided it can earn a satisfactory rate of return. Unfortunately, in a large number of countries, stock buy-backs are not very tax efficient. Companies therefore opt to pay out using dividends as the vehicle.

     Technology stocks either are either still too expensive or just not predictable enough for us. If we don't have a strong element of certainty in the future economics of the business, then we effectively can't value it. Investing on the basis of uncertain business prospects would in our view be tantamount to speculation, which is a practice we prefer to avoid. Our positive assessment of the ability of a business to repeat its past success is critical for us in deciding whether to invest or not.

     Our portfolio is currently trading at a price-to-earnings multiple of 14x. More importantly, we expect the businesses we own, as a group, to deliver nearly 7-8 percent earnings growth in the year ahead, despite a no- or low-growth economic environment. Assuming an interest rate of about 5.5 percent, we estimate the portfolio to be approximately 60 percent undervalued; using a 6 percent rate, we believe that the undervaluation could amount to some 45 percent.

     The Fund holds a compendium of about 60 rather predictable, "old economy" businesses. The portfolio sells at 14x this year's earnings estimate, with earnings estimated to grow at 7-8 percent in a 5 percent interest rate environment. The portfolio looks nothing like the MSCI EAFE Index. We like the odds that this portfolio offers compared to the benchmark.

Rajiv Jain, Fund Manager
June 2002

VONTOBEL INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

Number of
Shares            Security Description                             Market Value

                  Common Stock:    100.00%

                  Australia:    6.83%
        78,100    Australia & New Zealand Bank Group(Banking)       $  848,112
       319,235    Fairfax/John/Holdings (Media)                        594,851
        81,400    Tabcorp (Hotels, Restaurants & Leisure)              572,802
       202,178    Telstra Corporation (Diversified Telecom
                                     Services)                         530,383
                                                                    ----------
                                                                     2,546,148
                  Belgium:    1.85%
       44,700     Dexia (Banking)                                      687,754
                                                                    -----------

                  Brazil:    1.06%
       76,800     Souza Cruz Ord Registered (Tobacco)                  396,623
                                                                    ----------

                  Denmark:    4.05%
       10,800     Carlsberg "B"(Beverages)                             564,709
       28,600     Novo-Nordisk AS Class B (Pharmaceuticals)            945,084
                                                                    ----------
                                                                     1,509,793

                  France:    3.88%
        5,800     Societe Generale A (Banking)                         381,309
       16,800     Television Franca TF-1 (Media)                       448,912
        3,800     Total SA ELF (Oil & Gas)                             615,755
                                                                     ---------
                                                                     1,445,976

                  Germany:    2.37%
        7,575     Altana AG (Pharmaceuticals)                          380,781
        2,135     Munchener Ruckversicherung* (Insurance)              503,995
                                                                     ---------
                                                                       884,776

                  Great Britain:    26.41%
        6,000     Astrazeneca Group PLC (Pharmaceuticals)              248,473
       76,500     BP PLC (Oil & Gas)                                   642,705
       85,100     British American Tobacco (Tobacco)                   914,781
       15,400     Bunzl (Paper & Forest Products)                      121,867
      161,800     Cadbury Schweppes PLC (Food Products)              1,212,553
       91,700     Diageo PLC New (Beverages)                         1,191,263
       71,100     Johnston Press PLC (Media)                           402,200
       86,500     Lloyds TSB Group Ord (Banking)                       861,247
      207,225     Morrison Supermarkets (Multiline Retail)             641,412
      105,838     Northern Rock PLC (Banking)                        1,099,781
       95,419     Rentokil Initial PLC*
                    (Commercial Services & Supplies)                   388,459
       61,169     Scottish & Southern Energy PLC
                    (Electric Utilities)                               605,306
      173,300     Tesco Ord (Food & Drug Retailing)                    630,210
      141,500     Trinity Mirror PLC (Media)                           879,190
                                                                     ---------
                                                                     9,839,447

                  Hong Kong:    4.37%
      128,500     Dah Sing Financial Services (Banking)                626,046
      142,000     Hong Kong Electric (Electric Utilities)              530,697
       87,100     Kowloon Motor Bus Holdings (Road & Rail)             470,132
                                                                      --------
                                                                     1,626,875
                  India:    2.22%
        18,500    Doctor Reddys Lab ADR (Pharmaceuticals)              358,900
        34,200    ITC Limited GDR (Tobacco)                            466,830
                                                                      --------
                                                                       825,730
                  Ireland:    4.09%
       61,900     Bank of Ireland (Banking)                            767,528
       51,100     Kerry Group A (Food Products)                        755,501
                                                                      --------
                                                                     1,523,029

                  Italy:    1.63%
        38,200    Eni SPA (Oil & Gas)                                  606,194
                                                                      --------

                  Japan:     10.08%
           100    Canon Inc. (Office Electronics)                        3,780
        16,400    Honda Motor Co. (Automobiles)                        665,087
         1,740    Nippon Television Network (Media)                    388,248
        24,000    Takeda Chemical Industries (Pharmaceuticals)       1,053,404
        24,000    Tokyo Broadcasting System, Inc. (Media)              537,717
       222,000    Tokyo Gas Co. (Gas Utilities)                        616,873
        80,000    Yasuda Fire & Marine Insurance (Insurance)           489,987
                                                                     ---------
                                                                     3,755,096
                  Korea:    5.55%
        17,150    Hite Brewery Co., Ltd. PRD (Beverages)               402,020
           700    Lotte Chilsung Beverage (Beverages)                  482,959
           760    Lotte Confectionary (Food Products)                  412,535
         6,610    Pacific Corporation (Healthcare Equipment)           769,244
                                                                     ---------
                                                                     2,066,758
                  Mexico:    1.38%
        16,000    Telefonos de Mexico ADR (Diversified
                    Telecommunication Services)                        513,280
                                                                     ---------

                  Netherlands:    2.90%
       43,100     ABN AMRO Holdings NV (Banking)                       781,235
        8,800     Heineken Holdings NV  (Beverages)                    297,856
                                                                     ---------
                                                                     1,079,091
                  Portugal:    2.01%
      133,233     Brisa Auto Estrada (Transportation Infrastructure)   748,530
                                                                     ---------

                  Singapore:    0.45%
      155,500     Singapore Airlines (Commercial Services
                    & Supplies)                                        168,156
                                                                     ---------

                  Spain:    6.08%
       98,000     Banco Bilbao Vizcaya Argentina (Banking)           1,105,998
       12,483     Banco Popular Espanol (Banking)                      550,844
       31,600     Gas Natural SDG SA (Gas Utilities)                   607,357
                                                                     ---------
                                                                     2,264,199
                  Sweden:    2.94%
       11,200     Svenska Cellulosa Series B Free
                    (Paper & Forest Products)                          397,538
       84,800     Swedish Match AB Fuerer (Tobacco)                    699,556
                                                                     ---------
                                                                     1,097,094

                  Switzerland:    9.86%
        17,100    Compagnie Financiere Richmont (Textiles & Apparel)   388,063
         5,200    Nestle AG (Food Products)                          1,209,708
        22,600    Novartis AG Registered (Pharmaceuticals)             991,667
         8,612    Swiss Reinsurance (Insurance)                        840,068
           840    Swisscom AG Ittigen (Diversified
                    Telecommunication Services)                        243,845
                                                                     ---------
                                                                     3,673,351

                  Total Investments:
                  (Cost: $33,650,643)**             99.57%         $37,257,900
                  Other assets, net                  0.43%             159,391
                                                   -------         -----------
                  Net Assets                       100.00%         $37,417,291
                                                   =======         ===========

*  Non-income producing
** Cost for Federal income tax purposes is $33,650,643 and net unrealized appreciation consists of:
                  Gross unrealized appreciation       $4,096,664
                  Gross unrealized depreciation         (489,407)
                                                      ----------
                  Net unrealized appreciation         $3,607,257
                                                      ==========

ADR--Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
INDUSTRY PERCENTAGE BASED ON NET ASSETS
June 30, 2002 (Unaudited)
------------------------------------------------------------------------------

Automobiles                                                            1.77%
Beverage                                                               7.87%
Banking                                                               20.67%
Commercial Services & Supplies                                         1.47%
Diversified Telecommunication Services                                 3.44%
Food & Drug Retailing                                                  1.67%
Food Products                                                          9.62%
Healthcare Equipment                                                   2.04%
Hotels, Restaurant and Leisure                                         1.51%
Insurance                                                              4.89%
Media                                                                  8.71%
Multiline Retail                                                       1.70%
Oil & Gas                                                              4.98%
Office Electronics                                                     0.01%
Paper & Forest Products                                                1.37%
Pharmaceuticals                                                       10.66%
Road & Rail                                                            1.24%
Textile & Apparel                                                      1.02%
Tobacco                                                                6.63%
Transportation Infrastructure                                          1.98%
Utilities                                                              6.32%
                                                                     -------
                                                                      99.57%
Other assets, net                                                      0.43%
                                                                     -------
Net assets                                                           100.00%
                                                                     =======

Dear Shareholders:

     The Vontobel Eastern European Equity Fund gained 13.0 percent during the first half of 2002, underperforming the Nomura Central & East European Index by a mere 2.2 percent. The economies of the region were also affected by lower global growth, however GDP growth remained relatively high 3-4 percent due to the continuing convergence process in Central Europe and the reasonably stable oil price in Russia.

     Russia finished the first half with the best performance of 28 percent. Having risen to near overvaluation in the middle of May, the market has corrected sharply since. As Russian stocks trade in USD, the portfolio benefited from the falling greenback due to our underweight in Russia and overweight in Central European markets, where the underlying currencies are linked to the strengthening Euro.

     The Czech market showed the second best performance of all of the major Eastern European markets with a gain of 23 percent in the first half of 2002. Successful past privatizations, strong foreign direct investment flows and low interest rates led to strong economic growth and an 18.9 percent increase in the Czech currency against the US dollar. The Fund had a 3 percent overweight position in the Czech Republic. A larger overweight would be difficult to achieve since the market is quite small and illiquid.

     The Polish market was the worst performer during the first half with a negative 0.4 percent return. It suffered from a reform-unfriendly government and an economic slowdown. While Hungary and the Czech Republic are expected to grow their economies by about 3.5 percent this year, Poland's growth potential is anticipated to be closer to 1 percent. We intend to maintain our 10 percent underweighting in Poland due to tepid government reform efforts.

     In smaller markets, the Fund gained from an overweight position in Estonia, and suffered from an underweight in Slovenia. We also built small positions in Austrian stocks of companies that are mainly active in Eastern Europe. Austrian stocks are cheaper than Eastern European stocks, but more stable, and they should benefit from the upcoming EU-entry of Eastern European countries.

     On the currency front, we saw an 11.0 percent rise in the Hungarian forint and strong appreciation of other Eastern European currencies versus the US dollar. The Polish zloty was the exception, losing 1.4 percent during the first half of the year after the Polish National Bank cut interest rates several times. The Fund's underweight in USD denominated stocks - especially in Russian stocks - was very positive at the end of the first half.

     We intend to maintain an overweight of EU-entry countries and an underweighted position in Russia. This also means positioning against expected future weakness in the US dollar and for potential lower crude oil prices. We are convinced that EU-entry will be highly beneficial for the economies of the four countries seeking access as early as 2004. We foresee high export capacities in OPEC and other oil exporting countries as well as a slow US economic recovery. We also expect a drop in oil and other raw material prices.

     Pharmaceuticals showed an increase of 25 percent in the second quarter. Strength came from the general trend towards defensive stocks and solid operating results. Pharmaceuticals were marked by good growth prospects of generic drug markets and by well-managed companies with high profitability and low levels of debt.

     Banking stocks gained 20.9 percent in the first six months of the year, and should prove to be another main beneficiary of the EU convergence. During the first quarter, the banking sector rose briskly only to correct at the end of the second quarter. We took this as a buying opportunity and went from a neutral position to an overweight. Banks should profit enormously from strong economic growth, low inflation rates, low interest rates and a sharp rise in the demand for retail loans in Eastern Europe. The Fund is 3 percent overweight and we intend to add to our position further.

     In contrast to the First Quarter, our underweight in Russia paid off as the market corrected by 25 percent at the end of 2Q02 from its May top. As a result, portfolio performance moved ahead of many of our competitors and beat the benchmark by a narrow margin. Compared to the developed markets, the portfolio substantially outperformed. We are convinced that the EU entry of Eastern European countries will lead to very positive economic developments and will continue to be strongly overweight in these countries. Average P/E ratios in Central Europe are at 10X by this year's expected earnings. The country and currency risk will fall to the level of the EU in three to four years. We maintain an underweight in Russia even though the P/E ratio is near at the level of Central Europe. Russia is essentially a commodity economy. The risk of future commodity price erosion is very high and leads to a substantial valuation discount. In our opinion, our Fund could double in two to three years time, and markets should rise in anticipation of the EU entry by Poland, Hungary and the Czech Republic.

Gunter Faschang, Fund Manager
June 2002

VONTOBEL EASTERN EUROPEAN EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

Number of
Shares            Security Description                           Market Value
---------         -------------------------                      ------------
                  Common Stocks:    100.00%

                  Austria:    5.81%
        6,880     BAU Holdings AG ORD (Construction)              $   261,893
        2,115     OMV AG (Oil & Gas)                                  207,423
       24,600     S&T System Integration (Computer
                    Software)                                         257,018
       11,500     VA Technologies AG Bearer (Industrials
                    /Engineering)                                     303,324
                                                                   ----------
                                                                    1,029,658

                  Croatia:    1.81%
       21,800     Pliva D D GDR  (Medical-Drugs)                      321,332
                                                                   ----------


                  Czech Republic:    11.21%
      167,000     Ceske Energticke Zavody AS CEZ
                    (Utilities)                                       498,079
       37,600     Ceske Radiokomunikace AS (Telecom
                     Services)                                        360,149
       13,970     Komercni Banka (Banking)                            714,066
        7,200     Komercni Banka AS Sponsored ADR*
                    (Banking)                                         123,120
      221,000     Unipetrol (Petrochemicals)                          290,869
                                                                   ----------
                                                                    1,986,283

                  Estonia:    4.52%
       23,000     As Eesti Telekom Reg Sponsored GDR
                    (Telecommunications)                              305,900
       37,650     Hansabank Ltd (Banking)                             495,415
                                                                    ---------
                                                                      801,315

                  Hungary:    35.00%
        11,315    Danubus Hotel & Spahuf   (Hotels)                   187,187
        13,400    Delmagyarorszagi Aramsz Sponsored
                    GDR  (Utilities-Electric)                         106,195
       12,320     Demasz Rt (Electricity Distributor)                 488,704
        9,070     Egis Gyogysergyar  (Medical-Drugs)                  525,712
        2,940     Gedeon Richter Ltd GDR Reg S
                    (Medical Drugs)                                   170,226
       82,227     Magyar Olay Es Gazipari RT (Oil and Gas)          1,552,265
       27,300     Matav RT ADR (Telecommunications)                   436,800
       53,400     Matav Rt Regd Shares (Telecommunications)           170,448
       12,000     MOL Magyar Olay GDR Reg S (Oil & Gas)               230,760
       17,700     North American Bus Industries*
                    (Auto-Trucks)                                     306,352
       77,300     OPT Bank (Banking)                                  606,726
       56,000     OTP Bank GDR Reg S (Banking)                        896,000
       38,189     Pannonplast Muanyagipari
                    (Construction Materials)                          292,059
        4,050     Richter Gedeon Vegyeszeti (Medical Drugs)           231,484
                                                                    ---------
                                                                    6,200,918

                  Poland:    23.19%
       25,450     Bank Polska Kasa Opieki* (Banking)                  583,360
       18,200     Bank Polska Kasa Opieki* SA/USD (Banking)           418,600
        1,108     Bank Przemyslowo Handlowy (Banking)                  66,218
          300     Bank Przemyslowo Handlowy SP GDR (Banking)            9,570
       10,600     Bank Rozwoju Eksportu SA (Banking)                  280,251
       26,760     Bank Zachodni Wbk (Banking)                         416,603
      254,795     Big Bank Gdanski (Banking)                          199,274
       33,100     Budimex SA (Construction)                           268,642
       41,500     KGHM Polska Midez SA  (Metals)                      134,727
       69,300     KGHM Polska Miedz GDR  (Metals)                     460,845
        2,766     Mostostal Warzawa SA*  (Construction)                 7,279
      165,000     Mostostal Zabrze-Holding SA* (Construction)         118,089
        3,251     Optimus SA D Shares (Computer Software)               7,036
       17,700     Polski Koncern Nafto GDR (Oil and Gas)              155,760
      120,800     Telekomunikacja Polska SA
                    (Telecommunications)                              328,293
       136,500    Telekomunikacja Polska SA GDR*
                    (Telecommunications)                              372,645
        25,926    Zakalady Metali Lekkich * (Manufacturing)           280,557
                                                                     --------
                                                                    4,107,749

                  Russia:    15.78%
       23,000     Cores Russian CTFS YAR Telecom
                    (Telecommunications)                               17,250
       10,150     JSC Mining & Smelting SP ADR (Metals & Mining)      210,612
        2,850     Lukoil Oil Co Sponsored ADR (Oil and Gas)           185,250
        6,200     Mobile Telesystems Sponsored ADR
                    (Telecommunications)                              187,798
       48,900    Mosenergo Sponsored ADR (Electric-Integrated)        146,700
        7,000    RAO Gazprom Sponsored ADR Reg S (Oil and Gas)        113,750
        6,100    RAO Unified Energy System ADR
                    (Electric-Distribution)                            60,390
       30,100    Surgutneftegaz Sponsored ADR (Oil and Gas)           586,950
       24,900    Unified Energy Systems Russia S GDR
                    (Energy Sources)                                  246,510
       15,750    Vimpel Communications Sponsored ADR*
                    (Telecommunications)                              400,995
        4,600     Yukos Corp Sponsored ADR (Oil & Gas)                639,400
                                                                     --------
                                                                    2,795,605

                  Slovakia:    2.67%
       17,481     Slovnaft AS (Oil and Gas)                           278,160
      147,000     Slovakofarma (Medical Drugs)                        194,775
                                                                    ---------
                                                                      472,935

                  Total Investments
                  (Cost:  $18,446,970)**           101.30%        $17,715,795
                  Other assets, net                 (1.30%)          (227,298)
                                                   -------        -----------
                  Net Assets                       100.00%        $17,488,497
                                                   =======        ===========

*      Non-income producing
** Cost for Federal income tax purposes is $18,446,970 and net unrealized depreciation consists of:
                  Gross unrealized appreciation                  $  2,053,909
                  Gross unrealized depreciation                    (2,785,084)
                                                                  -----------
                  Net unrealized depreciation                     $  (731,175)
                                                                  ===========

ADR--Security represented is held by the custodian bank in the form of American
 Depository Receipts.
GDR--Security represented is held by the custodian bank in the form of Global Depository Receipts.
GDS--Security represented is held by the custodian bank in the form of Global Depository Shares.

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
INDUSTRY PERCENTAGE BASED ON NET ASSETS
June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

Auto-Trucks                                                            1.75%
Banking                                                               27.50%
Computer Software                                                      1.51%
Construction                                                           3.75%
Construction Materials                                                 1.67%
Electric-Distribution                                                  3.14%
Electric-Integrated                                                    0.84%
Energy Sources                                                         1.41%
Hotels                                                                 1.07%
Industrials/Engineering                                                1.73%
Manufacturing                                                          1.60%
Medical Drugs                                                          8.26%
Metals & Mining                                                        1.20%
Metals                                                                 3.41%
Oil & Gas                                                             22.58%
Petrochemicals                                                         1.67%
Telecommunications                                                    12.69%
Telecom Services                                                       2.06%
Utilities                                                              3.46%
                                                                     -------
                                                                     101.30%
Other assets, net                                                     (1.30%)
                                                                     --------
Net Assets                                                           100.00%
                                                                     =======

VONTOBEL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------
                                                                       Eastern
                                      U.S.          International      European
                                      Value         Equity             Equity
                                      Fund          Fund               Fund
                                    -----------    -----------      -----------
Assets:
Investments at cost                 $61,374,535    $33,650,643      $18,446,970

Investments at value (Notes 1 & 3)  $71,164,225    $37,257,900      $17,715,795

  Cash                                  230,669         -                 -
  Receivables:
         Capital stock sold              76,919         17,300           19,000
         Dividends                       70,056        225,679          119,350
         Investments sold               199,394        965,373            -
  Other assets                           32,586         13,883            9,699
Total Assets                         71,773,849     38,480,135       17,863,844
Liabilities:
   Bank overdraft                          -           316,129           44,964
   Payables:
      Securities purchased              664,906        578,242          126,305
      Capital stock redeemed            136,337          7,372          143,863
      Forward currency contracts -closed   -            85,680            -
      Investment management fees         61,881         30,799           19,389
   Accrued expenses                      41,163         44,622           40,826
Total Liabilities                       904,287      1,062,844          375,347
Net Assets                          $70,869,562    $37,417,291      $17,488,497
Shares Outstanding, $0.01 par value   3,491,498      2,821,272        2,207,648
   (50,000,000 shares authorized per
    Fund)
Net Asset Value Per Share                $20.30         $13.26            $7.92

Components of net assets are:
   Paid in capital                  $56,007,604    $49,423,634      $68,552,371
   Accumulated net investment income
      (loss)                           (256,586)       141,472          (34,391)
   Net unrealized appreciation
       (depreciation) on investments
       and foreign currency
       transactions                   9,789,690      3,534,533         (731,932)
   Accumulated net realized gain
      (loss) on investments           5,328,854    (15,682,348)     (50,297,551)
                                    ------------   ------------     ------------
   Net Assets                       $70,869,562    $37,417,291      $17,488,497
                                    ============   ============     ============



See Notes to Financial Statements

VONTOBEL FUNDS
STATEMENTS OF OPERATIONS
Six months ended June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------
                                                                     Eastern
                                          U.S.      International    European
                                          Value         Equity       Equity
                                          Fund          Fund         Fund

Investment Income:
   Dividend                             $398,722      $662,246       $269,475
   Foreign tax withheld                      -         (69,410)       (44,296)
   Interest                               15,103         4,862            -
Total investment income                  413,825       597,698        225,179
Expenses:
   Investment management fees (Note 2)   383,142       199,102        108,969
   Recordkeeping and administrative
     services (Note 2)                    57,471        39,820         17,435
   Shareholder servicing and reports
    (Note 2)                              38,434        16,985          9,383
   Transfer agent fees (Note 2)           58,521        30,030         30,748
   Custodian and accounting fees          49,583        96,897         50,981
   Filing and registration fees (Note 2)  11,727        14,815         10,843
   Legal and audit fees                   32,761        35,422         25,753
   Other                                  38,772        23,155          5,458
Total expenses                           670,411       456,226        259,570
Net investment income (loss)            (256,586)      141,472        (34,391)
Net realized and unrealized gain (loss)
on investments:
  Net realized gain (loss) on
    investments                        5,802,355       181,820     (1,056,751)
  Net realized gain (loss) on
    foreign currency conversions
    and forward currency
    contracts                                 -       (137,251)       (41,051)
  Net change in unrealized appreciation /
     depreciation on investments and
     foreign currencies               (4,044,204)       772,575      2,771,560
   Net realized and unrealized gain
     (loss) on investments             1,758,151        817,144      1,673,758
   Net increase (decrease) in net
     assets resulting from
     operations                       $1,501,565       $958,616     $1,639,367



See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                               Six months ended    Year ended
                                                 June 30, 2002     December 31,
                                                  (Unaudited)         2001
OPERATIONS
   Net investment income (loss)                 $  (256,586)      $  (516,333)
   Net realized gain (loss) on investments        5,802,355         6,317,785
   Change in unrealized gain on investments      (4,044,204)       (4,652,531)
                                                 -----------      ------------
   Net increase  in net assets resulting
      from operations                             1,501,565         1,148,921

DISTRIBUTION TO SHAREHOLDERS FROM (Note 4)
   Net investment income ($.-- and, $.02
     per share, respectively)                          --            (144,492)
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets
     resulting from capital share
     transactions*                              (16,789,057)      (52,085,237)
                                                -----------       ------------
   Net increase (decrease) in net assets        (15,287,492)      (51,080,808)
   Net assets at beginning of year               86,157,054       137,237,862
                                                -----------       ------------

NET ASSETS at end of year                       $70,869,562       $86,157,054
                                                ============      ============

*A summary of capital share transactions follows:

                             Six months ended
                              June 30, 2002             Year ended December 31,
                               (Unaudited)                      2001
                           Shares         Value          Shares        Value

Shares sold               854,876    $17,827,742        723,921    $46,498,225
Shares redeemed        (1,701,504)   (34,616,799)    (3,501,910)   (98,583,462)
                       -----------   ------------    -----------   ------------
Net increase (decrease)  (846,628)  $(16,789,057)    (2,777,989)  $(52,085,237)
                       ===========   ============    ===========   ============

See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                           Six months ended    Year ended
                                             June 30, 2002     December 31,
                                              (Unaudited)          2001

OPERATIONS
 Net investment income (loss)                   $ 141,472      $ (321,284)
 Net realized gain (loss) on investments
     and foreign currency transactions             44,569     (14,383,099)
 Change in unrealized appreciation
     of investments and foreign currencies        772,575     (19,098,800)
                                                ---------     ------------
 Net increase (decrease) in net assets
     Resulting from operations                    958,616     (33,803,183)

DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 4)
 Net investment income ($-- and $0.12 per
   share, respectively)                              -           (430,460)
 Net realized gain from investment transactions
   ($-- and $0.35 per share, respectively)           -         (1,296,677)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets resulting from
   capital share transactions*                 (7,897,697)     (53,346,359)
                                               -----------     ------------
 Net decrease in net assets                    (6,939,081)     (88,876,679)
 Net assets at beginning of year               44,356,372      133,233,051
                                                ----------     ------------

NET ASSETS at end of year                      $37,417,291     $44,356,372
                                               ===========     ============

*A summary of capital share transactions follows:
                                Six months ended
                                  June 30, 2002                Year ended
                                   (Unaudited)              December 31, 2001
                              Shares         Value       Shares          Value
Shares sold                  753,822    $ 9,412,634    2,696,927   $ 38,009,894
Shares reinvested from
  distributions                   -            -         152,544      1,585,926
Shares redeemed           (1,376,402)   (17,310,331)  (6,470,365)   (92,942,179)
                          -----------   ------------  -----------  ------------
Net decrease                (622,580)   $(7,897,697)  (3,620,894)  $(53,346,359)
                          ===========   ============  ===========  =============

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                         Six months ended        Year ended
                                          June 30, 2002          December 31,
                                           (Unaudited)               2001

OPERATIONS
  Net investment loss                       $  (34,391)         $  (150,252)
  Net realized loss on investments
   and foreign currency transactions        (1,097,802)          (4,470,362)
  Change in unrealized loss on
   investments and foreign currencies        2,771,560            2,988,557
                                           -------------        ------------
  Net increase (decrease) in net assets
   resulting from operations                 1,639,367           (1,632,057)

CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets
   resulting from capital share
   transactions*                               779,030           (2,530,185)
                                            ------------        ------------
  Net increase (decrease) in net assets      2,418,397           (4,162,242)
  Net assets at beginning of year           15,070,100           19,232,342
                                            ------------        ------------
NET ASSETS at end of year                  $17,488,497          $15,070,100
                                            ============        ============

*A summary of capital share transactions follows:

                            Six months ended
                              June 30, 2002             Year ended December 31,
                               (Unaudited)                       2001
                        -----------------------       -------------------------
                          Shares          Value       Shares             Value
                          -------         -----       -------            -----
Shares sold               392,523    $3,149,948       451,702       $3,167,700
Shares redeemed          (300,116)   (2,370,918)     (835,993)      (5,697,885)
                          --------   ----------      ---------      -----------
Net increase (decrease)    92,407     $ 779,030      (384,291)     $(2,530,185)
                          ========   ===========     =========      ===========



See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------
                          Six months ended
                           June 30, 2002          Years ended December 31,
                           -------------  ------------------------------------
                            (Unaudited)    2001    2000    1999    1998   1997
                           -------------  ------  ------  ------  ------ ------
Per Share Operating
  Performance
Net asset value,
  beginning of year          $19.86       $19.29  $14.27  $16.73  $16.51 $13.78
                             ------       ------  ------  ------  ------ ------
Income from investment
  operations
   Net investment income
  (loss)                      (0.07)      (0.12)    0.02   0.07    0.22    0.10
   Net realized and
   unrealized gain (loss)
   on investments              0.51        0.71     5.00  (2.42)   2.06    4.61
                               ----        ----     ----   -----   ----    ----
Total from investment
   operations                  0.44        0.59     5.02  (2.35)   2.28    4.71
                               ----        ----     ----   -----   ----    ----
Less distributions
   Distributions from net
    investment income            -        (0.02)     -    (0.11)  (0.16)  (0.10)
   Distributions from realized
    gain on investments          -           -       -       -    (1.90)  (1.88)
                               -----       -----   -----   -----  ------  ------
Total distributions              -        (0.02)     -    (0.11)  (2.06)  (1.98)
                               -----       -----   -----   -----  ------  ------
Net asset value, end of
year                          $20.30     $19.86   $19.29  $14.27 $16.73  $16.51
                              ======     ======   ======  ====== ======  =======

Total Return                   2.20%      3.06%   35.18% (14.07%) 14.70%  34.31%

Ratios/Supplemental Data
Net assets, end of period
   (000's)                   $70,870 $86,157  $137,238 $71,480 $200,463 $203,120
Ratio to average net assets- (A)
   Expenses - (B)              1.75%*    1.75%     1.75%   1.87%   1.46%   1.61%
   Expenses - net (C)          1.75%*    1.75%     1.75%   1.87%   1.45%   1.58%
   Net investment income
     (loss)                   (0.67%)*  (0.43%)    0.23%   0.40%   0.93%   0.72%
Portfolio turnover rate       24.30%    66.44%   103.76%  66.62% 122.71%  89.76%

*         Annualized
(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .02% in 1999, 0.01% in 1998, and 0.02% in 1997.
(B) Expense ratio has been increased to include additional custodian fees in 1998 and 1997 which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio has increased by .29% in 2001 as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY  FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------
                         Six months ended
                          June 30, 2002          Years ended December 31,
                                        ---------------------------------------
                          (Unaudited)   2001    2000    1999    1998     1997
                           ---------   ------  ------  ------  ------  -------
Per Share Operating
 Performance
Net asset value, beginning
 of year                     $12.88   $18.86   $28.01  $20.18  $18.15   $18.22
                             ------   ------   ------  ------  ------   ------
Income from investment
 operations-
 Net investment income(loss)   0.05   (0.10)  (0.03)(1)  0.06    0.01    (0.03)
 Net realized and unrealized
 gain (loss) on investments    0.33   (5.41)    (5.30)   9.07    2.98     1.74
                              ------  -----     -----   -----   -----    -----
Total from investment
 operations                    0.38   (5.51)    (5.33)   9.13    2.99     1.71
                              ------  -----     -----   -----   -----    -----
Less distributions-
   Distributions from net
   investment income            -     (0.12)    (0.08)  (0.05)     -        -
   Distributions from
    realized gains              -     (0.35)    (3.74)  (1.25)  (0.96)   (1.78)
                              -----   -----     -----   -----   -----    -----
Total distributions             -     (0.47)    (3.82)  (1.30)  (0.96)   (1.78)
                              -----   -----     -----   -----   -----    -----
Net asset value, end of
year                         $13.26  $12.88    $18.86  $28.01  $20.18   $18.15
                             ======  ======    ======  ======  ======   ======

Total Return                  2.97%  (29.22%) (18.70%) 46.52%   16.77%   9.19%

Ratios/Supplemental Data
Net assets, end of year
 (000's)                   $37,417  $44,356 $133,233 $192,537 $161,933  $160,821
Ratio to average net assets-
  Expenses (A)                2.29%*   1.89%    1.39%   1.28%   1.40%    1.56%
  Expenses-net (B)            2.29%*   1.88%    1.38%   1.27%   1.36%    1.50%
  Net investment income
   (loss)                     0.71%*  (0.38%)  (0.15%)  0.03%   0.06%   (0.17%)
Portfolio turnover rate       66.58%  92.39%   69.12%  37.91%  41.51%   38.45%

*         Annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio in 2001 has increased by .13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

(1)       Based on average shares outstanding

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------
                    Six months ended
                     June 30, 2002            Years ended December 31,
                                    -------------------------------------------
                      (Unaudited)   2001     2000     1999     1998     1997
                       ---------   -----    -----    -----    -----    -----
Per Share Operating
  Performance
Net asset value,
  beginning of year       $7.12    $7.69    $9.32    $8.14   $15.25    $14.89
                          -----    -----    -----    -----   -----     ------
Income from investment
  operations-
  Net investment loss     (0.02)  (0.07)  (0.21)(1)  (0.20)  (0.31)    (0.19)
   Net realized and
   Unrealized gain(loss)
   on investments         $0.82   (0.50)   (1.42)     1.38   (6.80)     1.47
                          -----    -----    -----    -----   ------    -----
Total from investment
   operations              0.80   (0.57)   (1.63)     1.18   (7.11)     1.28
                          -----    -----    -----    -----   ------    -----
Less distributions
  Distributions from realized
   gains on investments      -       -        -        -       -       (0.92)
                           -----   -----    -----    -----    -----    -----
Total distributions          -       -        -        -       -       (0.92)
                           -----   -----    -----    -----    -----    -----
Net asset value, end
   of year                $7.92    $7.12    $7.69    $9.32    $8.14    $15.25
                           =====   =====    =====    =====    =====    ======

Total Return             11.26%  (7.41%)  (17.49%)  14.50%   (46.62%)   8.74%

Ratios/Supplemental Data
Net assets, end of year
  (000's)               $17,488  $15,070   $19,232  $33,644  $36,154   $139,408
Ratio to average net
  assets-
  Expenses (A)           2.98%*    1.65%    2.81%    3.37%    2.57%     1.94%
  Expenses-net (B)       2.98%*    1.65%    2.59%    3.26%    2.41%     1.66%
  Net investment loss   (0.39%)*  (0.22%)  (1.76%)  (2.35%)  (1.67%)   (1.30%)
Portfolio turnover
  rate                  45.39%    71.18%   85.97%  103.80%  135.35%   105.86%
*      Annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits. (B) Expense ratio-net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

(1)     Based on average shares outstanding

See Notes to Financial Statements

Vontobel Funds
Notes to Financial Statements
June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Vontobel Funds, Inc. ("VFI") is registered under The Investment Company Act of 1940, as amended, as an open-end management investment company. Three series of shares (Funds) included in this report invest primarily in equity securities. VFI has allocated to each Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

     The U.S. Value Fund was established in March, 1990. The investment objective of this Fund is to achieve long-term capital returns of the broad market by investing in a continuously managed non-diversified portfolio of U.S. equity securities.

     The International Equity Fund was established in December, 1984. The objective of this Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Europe and the Pacific Basin.

     The Eastern European Equity Fund was established in February, 1996. The objective of this Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

     The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

     Security Valuation Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Funds' Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Funds' officers in a manner specifically authorized by the Board of Directors of the Funds. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

     Security Transactions and Dividends Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date.

     Currency Translation The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     Forward Currency Contracts Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel Asset Management, Inc., the Funds' investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be at risk if the counter parties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

     Federal Income Taxes The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. Following are the Funds' capital loss carryforwards available to offset future capital gains:

                                     Loss Carryforward:              Expires
     U.S. Value Fund                       $473,501                    2008
     International Equity Fund          $14,139,027                    2009
     Eastern European Equity Fund       $47,422,080                2006 to 2009

     Accounting Estimates In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to Investment Advisory Agreements with each of the Funds, the Advisor, Vontobel Asset Management, Inc. provides investment services to the U.S. Value Fund and the International Equity Fund for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. The Advisor provides investment services to the Eastern European Equity Fund for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Funds, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.15% of average daily net assets from the U.S. Value Fund and 0.20% of average daily net assets from the International Equity and Eastern European Equity Funds.

     Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Funds.

     Certain officers and/or directors of the Fund are also officers and/or directors of Vontobel Asset Management, Inc., CSS, and FSI.

     For the six months ended June 30, 2002, affiliated parties received the following for administrative and transfer agent services rendered:

                                                   CSS:             FSI:
     U.S. Value Fund                               $63,198          $39,361
     International Equity Fund                     $45,577          $29,928
     Eastern European Equity Fund                  $34,104          $35,258

3.       INVESTMENTS

Purchases and sales of securities other than short-term notes were as follows:

                                               Purchases:       Sales:
     U.S. Value Fund                           $18,105,119      $34,098,068
     International Equity Fund                 $26,109,891      $34,146,207
     Eastern European Equity Fund              $ 8,642,932      $ 7,566,047


4.       DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses.

     The tax character of distributions paid during the six months ended June 30, 2002 and the year ended December 31, 2001 was as follows:

                                   Six months ended            Year ended
                                    June 30, 2002           December 31, 2001
                                    -------------           -----------------
                                Ordinary    Long Term   Ordinary      Long Term
                                Income   Capital Gain   Income     Capital Gain
U.S. Value Fund                 $  --       $  --       $144,492    $   --
International Equity Fund       $  --       $  --       $430,460    $1,296,677
Eastern European Equity Fund    $  --       $  --       $  --       $   --


As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                  Unrealized
                              Capital loss       appreciation
                              carryforward:     (depreciation):      Total:
                              -------------      -----------      -------------
U.S. Value Fund                  $(473,501)      $9,789,690         $9,316,189
International Equity Fund     $(14,139,027)      $3,534,533       $(10,604,494)
Eastern European Equity Fund  $(47,422,080)       $(731,932)      $(48,154,012)

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